UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2024

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

AIMCO OP L.P.

(Exact name of registrant as specified in its charter)

Maryland (Apartment Investment and Management Company)	1-13232	84-1259577
Delaware (Aimco OP L.P.)	0-56223	85-2460835
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

4582 SOUTH ULSTER STREET

SUITE 1450, DENVER, CO 80237

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 224-7900

NOT APPLICABLE

(Former name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Apartment Investment and Management Company Class A Common Stock	AIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

After conducting a competitive process, on May 9, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of Apartment Investment and Management Company (the “Company”) approved the appointment of Grant Thornton LLP (“Grant Thornton”) as the new independent registered public accounting firm for the Company and Aimco OP L.P. (the “Operating Partnership”) for the fiscal year ending December 31, 2024.

In addition, on May 9, 2024, in connection with the selection of Grant Thornton, the Audit Committee approved the dismissal of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm, effective as of that date.

E&Y’s reports on the Company’s and the Operating Partnership’s consolidated financial statements for each of the two years ended December 31, 2023, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2023 and 2022 and in the subsequent interim period through May 9, 2024, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in connection with E&Y’s report. During the fiscal years ended December 31, 2023 and 2022 and in the subsequent interim period through May 9, 2024, there were no “reportable events” (as defined under Item 304(a)(1)(v) of Regulation S-K).

The Company and the Operating Partnership have provided E&Y with a copy of this report and requested that E&Y provide a letter addressed to the U.S. Securities and Exchange Commission indicating whether or not it agrees with the disclosures contained herein and, if not, the respects in which it does not agree. A copy of E&Y’s letter, dated May 13, 2024, is filed as Exhibit 16.1 to this report.

During the fiscal years ended December 31, 2023 and 2022 and through May 9, 2024, none of the Company, the Operating Partnership or anyone acting on their behalf consulted with Grant Thornton regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s or the Operating Partnership’s financial statements, and neither a written report nor oral advice was provided to the Company or the Operating Partnership that Grant Thornton concluded was an important factor considered by the Company or the Operating Partnership in reaching a decision as to any accounting, auditing or financial reporting issue, (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), or (iii) any “reportable events” (as defined under Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit No.	Description

16.1	Letter of Ernst & Young LLP, dated May 13, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apartment Investment and Management Company

Date: May 13, 2024	By:	/s/ H. Lynn C. Stanfield
H. Lynn C. Stanfield
Executive Vice President and Chief Financial Officer

AIMCO OP L.P. By: Aimco OP GP, LLC, its general partner By: Apartment Investment and Management Company, its managing member
	By:	/s/ H. Lynn C. Stanfield
H. Lynn C. Stanfield
Executive Vice President and Chief Financial Officer